UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 26, 2022

Athersys, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33876	20-4864095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3201 Carnegie Avenue,	Cleveland,	Ohio	44115-2634
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (216) 431-9900
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATHX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

On August 26, 2022, Athersys, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, as amended, in order to effect a one-for-twenty-five reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.001 per share (“Common Stock”).

The Certificate of Amendment became effective at 5:00 p.m., Eastern Time, on August 26, 2022. The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

On August 29, 2022, the Company’s Common Stock began trading on a split-adjusted basis on The Nasdaq Capital Market under the symbol “ATHX” with a new CUSIP number (04744L205).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures included in Item 3.03 above are incorporated by reference in their entirety into this Item 5.03.

Item 8.01 Other Events.

In connection with the Reverse Stock Split, the number of securities registered on applicable registration statements filed with the Securities and Exchange Commission have been proportionately reduced. Additionally, to reflect the impact of the Reverse Stock Split, the Company is making equitable and proportionate adjustments to: (1) the Company’s equity incentive plans (including the BTHC VI, Inc. Equity Incentive Compensation Plan, the Athersys, Inc. Amended and Restated 2007 Long-Term Incentive Plan and the Athersys, Inc. 2019 Equity and Incentive Compensation Plan, including as amended and restated effective as of July 28, 2022 (collectively, the “Plans”)); (2) the outstanding stock option and restricted stock unit awards granted under the Plans; and (3) the inducement grants of stock options to three of the Company’s current (or former) executives, which were made outside the scope of the Plans consistent with the Nasdaq Listing Rules for inducement awards (the “Inducement Grants”), in each case in accordance with the applicable terms of the Plans or the Inducement Grants. In particular, such adjustments include reducing the number of shares of Common Stock covered by outstanding awards granted under the Plans or pursuant to the Inducement Grants by a factor of 25, increasing the exercise price for outstanding stock option awards by a factor of 25, reducing the Common Stock amounts included under each of the Plans by a factor of 25, and providing the treatment (either elimination or vesting) for fractional shares of Common Stock produced by the adjustments and the awards’ vesting schedules, as applicable, as approved by the Company’s Compensation Committee. In addition, the exercise price and number of warrant shares for each of the Company’s outstanding warrants were also proportionately adjusted to give effect to the Reverse Stock Split.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation, as amended, of Athersys, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 29, 2022

ATHERSYS, INC.

By:	/s/ Daniel Camardo
Name: Daniel Camardo Title: Chief Executive Officer